SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549





                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) December 11, 1995


                DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P.
            (Exact name of registrant as specified in its charter)


          Delaware                      0-18150                 13-3244091
(State or other jurisdiction          (Commission          (I.R.S. Employer
    of incorporation)                 File Number)        Identification No.)


  Two World Trade Center, New York, New York                    10048
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code             (212) 392-1054



         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     In October 1995, the Partnership entered into an agreement (amended December 1, 1995) with New Plan Realty Trust, an unaffiliated party, to sell the land and buildings which comprise the Wallkill Plaza Shopping Center, consisting of approximately 203,000 rentable square feet.

     As part of the agreement, two affiliated public partnerships, Dean Witter Realty Income Partnership III, L.P. and Dean Witter Realty Yield Plus L.P., also agreed to sell certain shopping centers owned by them.

     The closing of the sale of the Wallkill Plaza Shopping Center for a negotiated sale price of approximately $12.2 million, took place on December 11, 1995.

     At closing, a promissory note for $1.2 million of the purchase price was issued by the Purchaser to the Partnership. A portion of the space in the Wallkill Plaza Shopping Center is leased to The Stop & Shop Companies, Inc. ("S&S") and assigned to Bradlees, which is in bankruptcy. If in the bankruptcy proceedings the lease is assumed by Bradlees, the Purchaser shall pay the full amount of the promissory note, plus interest. If five years after the closing date the lease has neither been assumed nor rejected nor deemed rejected by Bradlees, the Purchaser shall pay an amount equal to one half of the promissory note, plus interest on such half, and the remaining amount of the promissory note shall be forgiven. If the lease is rejected or deemed rejected by Bradlees but, until five years after the closing date, S&S makes all payments due under the lease, the Purchaser shall pay the full amount of the promissory note, plus interest. If, however, the lease is rejected or deemed rejected by Bradlees and S&S does not make all payments due under the lease, during the five years after the closing date the promissory note shall be forgiven and the Purchaser shall have no obligation to pay the Partnership any portion of the $1.2 million.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P.

                       By: Dean Witter Realty Income Properties II, Inc. Managing General Partner


                       By:
                            E. Davisson Hardman, Jr.
                            President




Date:  December 26, 1995

Item 7. Financial Statements and Exhibits


(b)   Pro Forma Financial Information

      (1)  Pro Forma Balance Sheet as of July 31, 1995.

      (2) Pro Forma Statements of Operations for the year ended October 31, 1994 and nine months ended July 31, 1995.

(c)   Exhibits

      (1) Purchase and Sale Agreement, dated October 19, 1995, with respect to the sale of various shopping centers (including exhibit J thereto).

      (2)  First amendment to purchase and sale agreement, dated December
           1, 1995.

                Dean Witter Realty Income Partnership II, L.P.
                     Pro Forma Consolidated Balance Sheet
                              As of July 31, 1995
                                  (Unaudited)


The following unaudited pro forma consolidated balance sheet has been presented as if the Wallkill Plaza shopping center was sold on July 31, 1995. The pro forma adjustments reflect a) the cash proceeds from the sale; b) the elimination of the carrying value of the properties and its related accumulated depreciation, the elimination of deferred leasing commissions and related accumulated amortization, and the elimination of other assets and liabilities relating to the Wallkill property; and c) the distribution of the net proceeds from the sale to limited partners.

                                                 Pro Forma
                                 Historical     Adjustments         Pro Forma
Cash and cash equivalents     $   8,040,397   $    179,624      $   8,220,021

Real estate, at cost:
  Land                           18,121,935     (2,300,000)        15,821,955
  Buildings and improvements    147,063,829    (17,371,119)       129,692,710
                                165,185,764    (19,671,119)       145,514,645
Accumulated depreciation         48,306,365     (3,911,382)        44,394,983
                                116,879,399    (15,759,737)       101,119,662

Investment in joint venture       2,679,498                         2,679,498
Deferred expenses, net            2,009,683         (7,507)         2,002,176
Other assets                      2,790,667       (153,320)         2,637,347
                              $ 132,399,644   $(15,740,940)      $116,658,704

Accounts payable and other    $     702,052   $     (3,234)      $    698,818
Security deposits                   274,333        (35,343)           238,990
Minority interest in joint
  venture                         8,461,468                         8,461,468
                                  9,437,853        (38,577)         9,399,276

Total Partners' capital         122,961,791    (15,702,363)       107,259,428
                               $132,399,644   $(15,740,940)      $116,658,704

                Dean Witter Realty Income Partnership II, L.P.
                Pro Forma Consolidated Statement of Operations
                        Nine months ended July 31, 1995
                                  (Unaudited)


The following unaudited pro forma consolidated statement of operations has been presented as if the Wallkill property was sold on November 1, 1994.  The pro forma adjustments reflect the elimination of rental and other revenues, property operating, depreciation and amortization expenses related to the property.
                                          Nine Months ended July 31, 1994
                                                  Pro Forma
                                   Historical    Adjustments        Pro Forma
Revenues:
  Rental                        $  13,153,815  $ (1,546,140)    $  11,607,675
  Equity in earnings of
    joint venture                     224,578             0           224,578
  Interest and other                  788,480          (2,998)        785,482
                                   14,166,873    (1,549,138)       12,617,735


Expenses:
  Property operating                5,042,183      (551,983)        4,490,200
  Depreciation                      4,531,107      (333,059)        4,198,048
  Amortization                        451,830        (2,785)          449,045
  General and administrative          537,073             0           537,073
                                   10,562,193      (887,827)        9,674,366

Income before minority interest     3,604,680      (661,311)        2,943,369

Minority interest                     409,934             0           409,934

Net income                      $   3,194,746  $   (661,311)     $  2,533,435

Net income per Unit of
  limited partnership
  interest                       $      16.24  $      (3.36)     $      12.88

                Dean Witter Realty Income Partnership II, L.P.
                Pro Forma Consolidated Statement of Operations
                      For the year ended October 31, 1994
                                  (Unaudited)


The following unaudited pro forma consolidated statement of operations has been presented as if the Wallkill property was sold on November 1, 1993.  The pro forma adjustments reflect the elimination of rental and other revenues, property operating, depreciation and amortization expenses related to the property.
                                         For the year ended October 31, 1994
                                                  Pro Forma
                                   Historical    Adjustments        Pro Forma
Revenues:
  Rental                        $  18,076,876  $ (1,849,735)    $  16,227,141
  Equity in earnings of
    joint ventures                    346,296             0           346,296
  Interest and other                  572,382        (6,544)          565,838
                                   18,995,554    (1,856,279)       17,139,275

Expenses:
  Property operating                6,866,522      (771,881)        6,094,641
  Depreciation                      6,309,155      (436,438)        5,872,717
  Amortization                        561,595       (20,030)          541,565
  General and administrative          710,712             0           710,712
                                   14,447,984    (1,228,349)       13,219,635

Income before minority interest     4,547,570      (627,930)        3,919,640

Minority interest                     586,104             0           586,104

Net income                      $   3,961,466  $   (627,930)     $  3,333,536

Net income per Unit of
  limited partnership
  interest                       $      20.14   $     (3.19)     $      16.95